Exhibit 99.1

PRESS RELEASE

DOLLAR TREE, INC. TO WEBCAST ANNUAL CAPITAL MARKETS CONFERENCE

CHESAPEAKE, Va. – September 18, 2009 – Dollar Tree, Inc. (NASDAQ: DLTR), the nation's leading operator of discount variety stores selling everything for $1 or less, will be webcasting its Annual Capital Markets Conference on September 23, 2009.  Members of senior management will discuss the Company's business and growth plans.  This webcast is scheduled to begin at approximately 8:30 a.m. EDT and will be available live on the Company's website, http://www.dollartreeinfo.com/investors/news/events.

CONTACT:	Dollar Tree, Inc., Chesapeake
Timothy J. Reid, 757-321-5284
www.DollarTree.com

Return to Form 8-K